UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2020

Pyxus International, Inc.

(Exact name of Registrant, as specified in its charter)

Virginia	001-13684	85-2386250
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

8001 Aerial Center Parkway

Morrisville, North Carolina 27560-8417

(Address of principal executive offices, including zip code)

(919) 379-4300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 18, 2020, the Board of Directors of Pyxus International, Inc. (“we”, the “Company” or “Pyxus”) adopted the Pyxus International, Inc. 2020 Incentive Plan (the “Incentive Plan”). The purpose of the Incentive Plan is to assist Pyxus in recruiting and retaining employees and members of the Board of Directors with ability and initiative by enabling such persons to participate in its future success and to associate their interests with those of the Company and its shareholders. The description of the Incentive Plan set forth herein is qualified in its entirety by reference to the Incentive Plan filed as Exhibit 10.1 hereto, which is incorporated by reference herein.

Awards. The Incentive Plan permits the grant of options, stock appreciation rights (or SARs), stock awards, stock unit awards, performance share awards, and incentive awards. Unless the Incentive Plan satisfies the requirements under the Internal Revenue Code (the “Code”) for awards of options to qualify as incentive stock options, including approval of the Incentive Plan by the Company’s shareholders within 12 months after its adoption by the Incentive Plan by the Board of Directors, any options granted under the Incentive Plan shall not be incentive stock options under the Code.

Stock Subject to the Incentive Plan. The number of shares of our common stock eligible to be issued under the Incentive Plan is 2,200,000 shares. Shares delivered under the Incentive Plan will be authorized but unissued shares of common stock. To the extent that any award payable in shares is forfeited, cancelled, returned to the Company for failure to satisfy vesting requirements or upon the occurrence of other forfeiture events, or otherwise terminates without payment being made, the shares covered thereby will be available for future awards under the Incentive Plan. In addition, awards settled in cash will not be counted against the maximum limit on the number of shares that may be issued under the Incentive Plan.

Any shares exchanged by a participant or withheld from a participant as full or partial payment to the Company of the exercise price of an option or the tax withholding upon exercise or payment of an award are not added to the number of shares available for issuance under the Incentive Plan. The maximum number of shares that may be issued under the Incentive Plan will be adjusted to reflect stock dividends, stock splits, share consolidations or other changes in the Company’s capitalization. In that event similar changes will be made in the individual grant limitations (described below) and the terms of outstanding awards.

Administration. A committee (the “Committee”) of the Company’s Board of Directors administers the Incentive Plan, selects the individuals to participate in the Incentive Plan, determines the level of participation of each participant (each, a “Participant”) and approves the terms and conditions of all awards. Each member of the Committee is required to be a “non-employee director” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, and, during any period in which the Company’s common stock is listed for trading on a national securities exchange, “independent directors” as defined in the listing standards or rule of such national securities exchange. The Committee has the discretionary authority to interpret the Incentive Plan, to prescribe, amend and rescind rules and regulations relating to the Incentive Plan, and to make all other determinations necessary or advisable for the administration of the Incentive Plan. Awards under the Incentive Plan that are made to non-employee Directors are subject to the final approval of the full Board.

Eligibility to Receive Awards. All full-time employees of the Company and its affiliates, as well as the Company’s non-employee directors, are eligible to participate in the Incentive Plan, although only employees are eligible to receive awards of stock options intended to qualify as incentive stock options under Section 422 of the Code. The Committee (or as to non-employee directors, our Board of Directors) determines who will be granted awards, the number of shares subject to such grants and all other terms of awards.

Limits for Awards. No Participant may be granted options in any calendar year for more than 600,000 shares of common stock, and no Participant may be granted SARs that are not related to an option in any calendar year for more than 600,000 shares of common stock. For purposes of the preceding sentence, an option and any corresponding SAR related to the option are treated as a single award. No Participant may be awarded stock awards or stock unit awards in any calendar year for more than 600,000 shares of common stock. No Participant may be awarded performance shares in any calendar year for more than 600,000 shares of common stock. With respect to an incentive award based on a performance period of one year, no Participant may receive an incentive award payment in any calendar year that exceeds $2,000,000. With respect to an incentive award based on a performance period of more than one year, no Participant may receive an incentive award payment in any calendar year that exceeds the product of (i) $125,000 and (ii) the number of months in the performance period.

Types of Plan Awards. The Incentive Plan provides for the grant of various forms of equity and equity-based incentives. The types of awards that may be issued under the Incentive Plan are described below.

Stock Options. Stock options granted under the Incentive Plan may be either nonqualified stock options or, in the event that the Incentive Plan satisfies the requirements under the Code for awards of options to qualify as incentive stock options, incentive stock options qualifying under Section 422 of the Code. The exercise price of an option granted under the Incentive Plan may not be less than the fair market value of the Company’s common stock on the date the option is granted. The exercise price may be payable in cash, by the surrender of shares of Company common stock (including attestation), through a broker-assisted cashless exercise or as otherwise permitted by the Committee.

The Committee determines the terms of each stock option at the time of the grant including the vesting requirements and the effect of termination of service of a participant. The Committee has discretion to prescribe an option term of up to ten years. Vesting may be based on the continued service of the participant for specified time periods or on the attainment of specified business performance goals established by the Committee or both. Options that vest or become exercisable solely on the basis of continued service cannot be fully vested before the third anniversary of the grant and options cannot not become exercisable before the first anniversary of the date of grant regardless of the nature of the conditions on which the options may become exercisable, except that options and other awards under the Incentive Plan that vest based on continued service for up to five percent of the maximum aggregate number of shares that may be issued under the Incentive Plan may be granted without such a minimum vesting period to directors who are not employees of the Company or an affiliate at the time of grant. The Committee may accelerate the vesting of options, in whole or in part, on account of a change in control or termination of service.

Stock Appreciation Rights. A stock appreciation right entitles the participant, upon exercise, to receive a payment equal to the excess of the fair market value of a share of Company common stock on the date of exercise over the base price (or, initial value) of the SAR, multiplied by the applicable number of shares of common stock. SARs may be granted on a stand-alone basis or in tandem with a related stock option. The base price may not be less than the fair market value of a share of Company common stock on the date of grant.

The Committee determines the terms of each SAR at the time of the grant including the vesting requirements and the effect of termination of service of a participant. The Committee has discretion to provide that SARs will have a term of up to ten years. Vesting may be based on the continued service of the participant for specified time periods or on the attainment of specified business performance goals established by the Committee or both. SARs that vest or become exercisable solely on the basis of continued service cannot be fully vested before the third anniversary of the grant and SARs cannot not become exercisable before the first anniversary of the date of grant regardless of the nature of the conditions on which the SARs may become exercisable, except that SARS and other awards under Incentive Plan that vest based on continued service for up to five percent of the maximum aggregate number of shares that may be issued under the Incentive Plan may be granted without such a minimum vesting period to directors who are not employees of the Company or an affiliate at the time of grant. The Committee may accelerate the vesting of SARs, in whole or in part, on account of a change in control or termination of service. SARs may be payable in cash or in shares of Company common stock or in a combination of both.

Stock Awards and Stock Units. A stock award is shares of common stock that are issued subject to restrictions on transfer and vesting requirements as determined by the Committee. Vesting requirements may be based on the continued service of the participant for specified time periods or on the attainment of specified business performance goals established by the Committee or both. Stock awards that vest and become transferable based solely on continued service cannot become vested and transferable before the first anniversary of the grant, except that stock awards and other awards under the Incentive Plan that vest based on continued service for up to five percent of the maximum aggregate number of shares that may be issued under the Incentive Plan may be granted without such a minimum vesting period to directors who are not employees of the Company or an affiliate at the time of grant. The Committee may provide that stock awards will vest and become transferable, in whole or in part, upon a change in control or termination of service. Subject to the transfer restrictions and vesting requirements of the award, the participant will have all of the rights of a Company shareholder, including all voting and dividend rights, during the restriction period.

A stock unit award represents the participant’s right to receive shares of common stock (or cash of an equivalent value). Stock units may be subject to such vesting requirements, restrictions and conditions to payment as the Committee determines are appropriate. Vesting requirements may be based on the continued service of the participant for a specified time period or on the attainment of specified business performance goals established by the Committee or both. Stock units that vest and become transferable based solely on continued service cannot become vested and transferable before the first anniversary of the grant, except that stock units and other awards under the Incentive Plan that vest based on continued service for up to five percent of the maximum aggregate number of shares that may be issued under the Incentive Plan may be granted without such a minimum vesting period to directors who are not employees of the Company or an affiliate at the time of grant. The Committee may provide that stock units will vest, in whole or in part, upon a change in control or termination of service. Stock units are payable in cash or in shares of Company common stock or in a combination of both. No Participant shall, as a result of receiving a stock unit award, have any rights as a shareholder, including the right to receive dividends on the underlying shares of common stock, until, and then only to the extent that, the stock unit award is earned and common stock is issued to the Participant. A stock unit award may not include the right to receive dividend equivalent payments (whether payable before or at the time the stock unit award is earned).

Performance Shares. A performance share represents the participant’s right to receive a share of stock (or its cash equivalent) conditioned on the attainment of specified business performance goals established by the Committee. The period in which the performance goals are measured must be at least one year. The Committee may provide that performance shares will be earned, in whole or in part, upon a change in control or termination of service. A performance share award may not include the right to receive dividend equivalent payments (whether payable before or at the time the performance share award is earned).

Incentive Awards. An incentive award represents a participant’s right to receive a benefit (payable in cash or stock) conditioned on the attainment of specified business goals established by the Committee. The period in which the performance goals are measured must be at least one year. The Committee may provide that incentive awards are earned, in whole or in part, upon a change in control or termination of service. Incentive awards are payable in cash or in shares of Company common stock or in a combination of both. An incentive award may not include the right to receive dividend equivalent payments (whether payable before or at the time the incentive award is earned).

Transferability. Unless the Committee provides otherwise, all awards granted under the Incentive Plan are nontransferable except by will or the laws of descent and distribution. The Committee may allow the transfer of options (other than incentive stock options), SARs, performance shares and incentive awards to the participant’s children, grandchildren, spouse, a trust benefiting those family members or a partnership in which those family members are the only partners.

Adjustment upon Changes in Common Stock. The maximum number of shares that may be issued pursuant to the Incentive Plan, any awards under the Incentive Plan, the per individual limitations on awards, and the terms of outstanding awards (including the option exercise price or initial value of SARs) shall be adjusted, as the Committee shall determine to be equitably required in the event that (a) the Company (i) effects one or more stock dividends, extraordinary cash dividends, stock split-ups, subdivisions or consolidations of shares or (ii) engages in a transaction to which Section 424 of the Code applies or (b) there occurs any other event which, in the judgment of the Committee necessitates such action. Any determination with respect to any such adjustment made by the Committee is final and conclusive. The issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the maximum number of shares as to which awards may be granted, the per individual limitations on awards or the terms of outstanding awards. The Committee may issue substitute awards in substitution for stock awards, stock options, SARs or similar awards held by an individual who becomes an employee of the Company or an affiliate of the Company or whose employer becomes an affiliate of the Company in connection with a transaction described in the this paragraph. The terms of any such substitute awards shall be as the Committee, in its discretion, determines is appropriate.

Change in Control. The Incentive Plan provides that upon a change in control (as defined in the Incentive Plan) outstanding awards will be treated as the Committee determines, and in making any such determination the Committee will not be required to treat awards and Participants similarly with respect to any event constituting a change in control. The Incentive Plan also provides that the Committee, without obtaining the consent of participants, may take certain actions with respect to outstanding awards upon a change in control. For example, the Committee may provide for outstanding awards to be replaced with substitute awards issued or granted by the surviving corporation. Alternatively, the Committee may provide for the cancellation of outstanding awards in exchange for a payment based on the per share consideration received by the Company’s shareholders in the control change transaction (or the excess of that value over the option price or base value in the case of options and SARs). Finally, the Committee may prescribe that outstanding options and SARs, to the extent that they are exercisable on or before the change in control, will be cancelled if they are not exercised on or before the completion of the change in control.

The Incentive Plan further provides that the benefits or amounts payable under awards will be reduced to avoid parachute payment excise taxes unless the participant will receive greater after-tax benefits by receiving all of his awards and paying the excise tax. This limitation will not apply, however, if the award agreement or another agreement provides that the Company will indemnify the participant from any parachute excise tax liability.

No Repricing. The Incentive Plan provides that no option or SAR may be repriced, replaced, regranted through cancellation, repurchased, or modified without shareholder approval, if the effect would be to reduce the option price or initial value, as applicable, for the shares underlying such award. In addition, at any time when the exercise price per share of an option or SAR is above the fair market value of the common stock, the Company shall not, without shareholder approval, purchase such option or SAR for cash or other consideration.

Amendment and Termination of Plan. Subject to applicable laws, rules and regulations, our Board of Directors may at any time terminate or, from time to time, amend, modify or suspend the Incentive Plan; provided, however, that no amendment or modification will be effective without the approval of the shareholders of the Company if such approval is required under applicable laws or the rules of the securities exchange on which our common stock is listed. Other than adjustments made upon changes in our common stock described above, no such amendment may, without a Participant’s consent, adversely affect the rights of a Participant under any award outstanding at the time such amendment is made.

Compliance with Code Section 409A. The Incentive Plan provides that notwithstanding any other provision in the Incentive Plan or in any award agreement, if any provision of the Incentive Plan or an award agreement contravenes any regulations or guidance promulgated under Section 409A of the Code or would cause an award to be subject to additional taxes, accelerated taxation, interest and/or penalties under Section 409A of the Code, such provision may be modified by the Committee without consent of the participant in any manner the Committee deems reasonable or necessary. In making such modifications the Committee shall attempt, but shall not be obligated, to maintain, to the maximum extent practicable, the original intent of the applicable provision without contravening the provisions of Section 409A of the Code. Moreover, any discretionary authority that the Committee may have pursuant to the Incentive Plan shall not be applicable to an award that is subject to Section 409A of the Code to the extent such discretionary authority would contravene Section 409A of the Code or the guidance promulgated thereunder.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

Exhibit 10.1	Pyxus International, Inc. 2020 Incentive Plan

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    November 20, 2020

PYXUS INTERNATIONAL, INC.

By:	/s/ William L. O’Quinn, Jr.
William L. O’Quinn, Jr.
Senior Vice President – Chief Legal
Officer and Secretary